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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 12, 2006

RANCHER ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

1811 East 17th Avenue
Spokane, Washington 99203
(Address of principal executive offices and Zip Code)

(509) 535-4662
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 6, 2006, the Company has entered into a loan agreement with Enerex Capital Corp. to borrow the principal amount of U.S. $150,000 for working capital purposes to be repaid in full plus two percent (2%) interest on the principal amount on or before June 30, 2006.

On June 8, 2006, the Company entered into an agreement with NITEC LLC, to perform a reservoir engineering on the Company's Wyoming prospects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 12th day of June, 2006.

RANCHER ENERGY CORP.

BY:	JOHN WORKS
John Works
President, Principal Executive Officer, Principal Financial Officer